UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

HV BANCORP, INC.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 15, 2021

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of HV Bancorp, Inc. The annual meeting will be held virtually at 11:00 a.m., local time, on May 19, 2021.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the annual meeting we will also report on our operations.  Certain of our directors and officers will be attending the annual meeting virtually and will respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

The annual meeting is being held so that stockholders may be given the opportunity to elect directors, ratify the appointment of S.R. Snodgrass, P.C., as the independent registered public accounting firm for the year ending December 31, 2021 and approve HV Bancorp’s 2021 Equity Incentive Plan. For the reasons set forth in the Proxy Statement, the Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of our stockholders, and the Board of Directors unanimously recommends a vote “FOR” each nominee, the approval and implementation of the 2021 Equity Incentive Plan and ratification of the independent registered public accounting firm.

It is important that your shares be represented at the annual meeting, whether or not you plan to attend virtually.  Please complete, sign and date the enclosed proxy card and return it as soon as possible in the postage-paid envelope provided so that your shares will be represented at the annual meeting. Alternatively, you may vote through the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed proxy card instructions. You may revoke your proxy at any time prior to its exercise, and you may virtually attend the annual meeting and vote, even if you have previously returned your proxy card or voted via the Internet or by telephone.  However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote virtually at the annual meeting.

We thank you for your prompt attention to this matter and appreciate your support.

Sincerely,
Travis J. Thompson Chairman, President and Chief Executive Officer

HV Bancorp, Inc.

2005 South Easton Road, Suite 304

Doylestown, Pennsylvania 18901

(267) 280-4000

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 19, 2021

Notice is hereby given that the Annual Meeting of Stockholders of HV Bancorp, Inc. (the “Annual Meeting”) will be held virtually on May 19, 2021, at 11:00 a.m., local time.

Due to concerns about COVID-19, this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via a live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.proxydocs.com/HVBC at the meeting date and time described above. There is no physical location for the Annual Meeting.

A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors;
2.	the ratification of the appointment of S.R. Snodgrass, P.C., as our independent registered public accounting firm for the year ending December 31, 2021;
3.	to approve the HV Bancorp, Inc. 2021 Equity Incentive Plan; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2021 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING VIRTUALLY IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF HV BANCORP, INC. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING VIRTUALLY MAY REVOKE HIS OR HER PROXY AND VOTE ON EACH MATTER BROUGHT BEFORE THE VIRTUAL ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE AT THE VIRTUAL ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxypush.com/HVBC for the Annual Meeting.

By Order of the Board of Directors
Janice Garner Corporate Secretary

Doylestown, Pennsylvania

April 15, 2021

PROXY STATEMENT

HV Bancorp, Inc.

2005 South Easton Road, Suite 304

Doylestown, Pennsylvania 18901

(267) 280-4000

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HV Bancorp, Inc. to be used at the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually on May 19, 2021, at 11:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 15, 2021.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of HV Bancorp, Inc. will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of HV Bancorp, Inc. at 2005 South Easton Road, Suite 304, Doylestown, Pennsylvania 18901, delivering a later‑dated proxy or by attending the Annual Meeting virtually and voting at the meeting. The virtual presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder votes his or her ballot virtually at the Annual Meeting or delivers a written revocation to the Secretary of HV Bancorp, Inc. prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote your shares online by attending the Annual Meeting by webcast.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of HV Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on March 31, 2021, are entitled to one vote for each share then held. As of March 31, 2021, there were 2,272,125 and 2,175,548 shares of common stock issued and outstanding, respectively.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding such ownership. The following table sets forth, as of March 31, 2021, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of our common stock. The mailing address for each of our directors and executive officers is 2005 South Easton Road, Suite 304, Doylestown, Pennsylvania 18901.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Five Percent Stockholders
Lawrence B. Seidman	208,614	(2)	9.6%
100 Lanidex Plaza, 1st Floor
Parsippany, New Jersey 07054

Huntingdon Valley Bank ESOP	174,523	(3)	8.0%
1901 Frederic Avenue, Suite 100
St. Joseph, Missouri 64501

AllianceBerstein L.P.	189,773	(4)	8.7%
1345 Avenue of the Americas
New York, New York 10105

Directors
Carl Hj. Asplundh III, Director	6,600	(5)	**
Joseph F. Kelly, Director	38,000	(6)	1.7%
John D. Behm, Director	38,000	(7)	1.7%
Michael L. Hammer, Director	7,300	(8)	**
Robert J. Marino, Director	76,583	(9)	3.5%
Travis J. Thompson, Chairman, President and Chief Executive Officer *	66,006	(10)	3.0%
Scott W. Froggatt, Director	28,974	(11)	1.3%

Named Executive Officers
Barton Skurbe, Executive Vice President and Director of Sales- Mortgage Division	693	(12)	**
Charles S. Hutt, Executive Vice President and Chief Operating Officer-Mortgage Division	34,160	(13)	1.6%

All directors and executive officers as a group (13 persons)	390,257	(14)	17.9%

*Also named executive officer

** Less than one percent of shares outstanding.

(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)

On a Schedule 13D/A filed with the Securities and Exchange Commission on December 17, 2018, Seidman and Associates, L.L.C. reported sole dispositive and voting power with respect to 44,146 shares of our common stock; Seidman Investment Partnership, L.P. reported sole dispositive and voting power with respect to 28,344 shares of our common stock; Seidman Investment Partnership II, L.P. reported sole dispositive and voting power with respect to 37,984 shares of our common stock; Seidman Investment Partnership III, L.P. reported sole dispositive and voting power with respect to 12,897 shares of our common stock; LSBK06-08, L.L.C. reported sole dispositive and voting power with respect to 21,645 shares of our common stock; Broad Park Investors, L.L.C. reported sole dispositive and voting power with respect to 25,638 shares of our common stock; Chewy Gooey Cookies, L.P. reported sole dispositive and voting power with respect to 12,500 shares of our common stock; CBPS, LLC reported sole dispositive and voting power with respect to 25,460 shares of our common stock; Veteri Place Corporation reported sole dispositive and voting power with respect to 113,433 shares of our common stock; JBRC I, LLC reported sole dispositive and voting power with respect to 12,897 shares of our common stock; and Lawrence B. Seidman reported sole dispositive and voting power with respect to 208,614 shares of our common stock.

(3)

On a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2021, Pentegra Trust Company reported sole voting power with respect to 139,656 shares of our common stock and shared voting power with respect to 34,867 shares of our common stock, and sole dispositive power with respect to 174,523 shares of our common stock.

(4)

On a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2021, AllianceBerstein, L.P. reported sole dispositive and voting power with respect to 189,773 shares of our common stock.

(5)	Includes 5,000 shares of restricted stock as to which Mr. Asplundh III has voting power and 1,600 shares of stock options, which are exercisable within 60 days of the voting record date.
(6)	Includes 5,000 shares of restricted stock as to which Mr. Kelly has voting power and 3,000 shares of stock options, which are exercisable within 60 days of the voting record date.
(7)

Includes 30,000 shares held in a living trust, 5,000 shares of restricted stock as to which Mr. Behm has voting power and 3,000 shares of stock options, which are exercisable within 60 days of the voting record date.

(8)	Includes 2,000 shares held in trust for children.
(9)

Includes 69,983 shares held in Mr. Marino’s individual retirement account and 5,000 shares of restricted stock as to which he has voting power and 1,600 shares of stock options, which are exercisable within 60 days of the voting record date.

(10)

Includes 20,000 shares of shares of restricted stock as to which Mr. Thompson has voting power, 15,000 shares of stock options, which are exercisable within 60 days of the voting record date, 1,747 shares allocated to his ESOP account and 259 shares held in his 401(k) account.

(11)

Includes 5,000 shares of restricted stock as to which Mr. Froggatt has voting power, 20,974 shares held in his individual retirement account and 3,000 shares of stock options, which are exercisable within 60 days of the voting record date.

(12)	Includes 293 shares allocated to Mr. Skurbe’s ESOP account.
(13)

Includes 10,000 shares of restricted stock as to which Mr. Hutt has voting power, 7,500 shares of stock options, which are exercisable within 60 days of the voting record date, 1,825 shares allocated to his ESOP account and 10,035 shares held in his 401(k) account.

(14)

Includes 23,709 shares of restricted stock as to which three additional executive officers have voting power, 16,500 shares of exercisable stock options, which are exercisable within 60 days of the voting record date, 20,222 shares held in their 401(k) accounts and 2,753 shares allocated to three executive officer’s ESOP account. In addition, includes 1,000 shares held by additional executive officer’s spouse.

Quorum

The presence virtually or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Limitations on Voting

In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to any vote with respect to the shares held in excess of such limit.

Method of Counting Votes

As to the election of directors, a stockholder may vote FOR each nominee proposed by the Board or WITHHOLD authority to vote for each nominee being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.  Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification.  The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required for the ratification of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ended December 31, 2021.  Shares as to which “ABSTAIN” has been selected will have no effect on the outcome of the vote.

As to the approval of the HV Bancorp, Inc. 2021 Equity Incentive Plan, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter.  The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting, without regard to either broker non-votes or abstentions, is required for the approval of this matter.

Participants in the ESOP and 401(k) Plan

Participants in the Huntingdon Valley Bank Employee Stock Ownership Plan (the “ESOP”) will each receive a Vote Instruction Form that reflects all of the shares that the participant may direct the trustee to vote on his or her behalf under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of HV Bancorp, Inc. common stock allocated to his or her account.  The ESOP trustee will vote all unallocated shares of HV Bancorp, Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  In addition, participants in the Huntingdon Valley Bank Employees Savings Plan (“401(k) Plan”) with an interest in the HV Bancorp, Inc. Stock Fund (“Stock Fund”) will receive a Vote Instruction Form that allows them to direct the 401(k) Plan trustee to vote their interest in the Stock Fund.  If a participant does not direct the 401(k) Plan trustee as to how to vote his or her interest in the Stock Fund, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants.  The deadline for returning your ESOP Vote Instruction Form and/or 401(k) Vote Instruction Form is May 16, 2021, at 11:59 p.m., local time.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of seven members.  Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: Carl Hj. Asplundh III, Robert J. Marino and Michael L. Hammer. The three nominees are currently directors of HV Bancorp, Inc. and Huntingdon Valley Bank.  The Board of Directors recommends a vote “FOR” the election of the nominees.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

Name	Position(s) Held With HV Bancorp, Inc.	Age(1)	Director Since (2)	Current Term Expires

NOMINEES
Carl Hj. Asplundh III	Director	57	2018	2021
Robert J. Marino	Director	56	2018	2021
Michael L. Hammer	Director	44	2020	2021

CONTINUING BOARD MEMBERS

Joseph F. Kelly	Director	60	2012	2022
John D. Behm	Director	54	2016	2022
Scott W. Froggatt	Director	61	1999	2023
Travis J. Thompson	President, CEO and Chairman of the Board	48	2007	2023

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Joseph C. O’Neill, Jr.	Executive Vice President and Chief Financial Officer	62	N/A	N/A
J. Chris Jacobsen	Executive Vice President and Chief Operating Officer	53	N/A	N/A
Charles S. Hutt	Executive Vice President and Chief Operating Officer- Mortgage Division	62	N/A	N/A
Hugh W. Connelly	Executive Vice President and Chief Lending Officer- Business Banking	55	N/A	N/A
Barton Skurbe	Executive Vice President and Director of Sales- Mortgage Division	50	N/A	N/A
Derek P.B. Warden	Executive Vice President and Chief Credit Officer- Business Banking	59	N/A	N/A

(1)	As of December 31, 2020.
(2)	Includes service with Huntingdon Valley Bank and HV Bancorp, Inc.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director.  Each director of HV Bancorp, Inc. is also a director of Huntingdon Valley Bank, and if elected each nominee will be appointed as a director of Huntingdon Valley Bank.

Nominees and Continuing Directors

Carl Hj. Asplundh III is currently the majority owner, president and CEO of Argo American, LLC, which is an international exporter of heavy vehicles and equipment to and throughout the Caribbean, a position he has held since 2016. Previously, Mr. Asplundh was a regional sales manager at Altec Industries, Inc., serving from 2001 to 2016. From 1987 through 2001, Mr. Asplundh worked at Asplundh Tree Expert Company where he held various jobs in the operations of the company prior to attaining the title of Vice President for the tree company. Mr. Asplundh’s extensive business knowledge and contacts in the local community are among his qualifications to serve as a director.

Robert J. Marino is currently Division President at Spring Garden Lending LLC, a private lender that specializes in bridge and permanent loans to acquire, rehab, construct and refinance real estate investment properties for rent or sale in Philadelphia, Baltimore and their surrounding suburbs, a position he has held since January 2018. Mr. Marino co-founded and was a founding Board Member of Spring Garden Lending LLC in September 2016. Previously, Mr. Marino was President and CEO of Broad Street Consulting Advisors which he founded in January 2016. Broad Street Consulting Advisors focuses on sales and sales force development, and marketing services to banks and other financial institutions. Before founding Broad Street Consultants, Mr. Marino was President of

Valley Green Bank’s Delaware Valley Region, and a member of its Board of Directors from 2010 through 2015. Prior to joining Valley Green Bank, Mr. Marino was President of National Penn Bank’s Southern Region, which operated in Philadelphia, Montgomery, Delaware and Chester Counties. Mr. Marino joined National Penn Bank in 1995 as Director of Cash Management and Government Banking Groups and Director of Corporate Market Management. Mr. Marino’s extensive banking background, business knowledge and contacts in the local community are among his qualifications to serve as a director.

Michael L. Hammer is currently the Portfolio Manager and Chief Compliance Officer of Veteri Place Corporation, since February 2008 and March 2014 respectively. In addition, Mr. Hammer has been a Portfolio Manager with Seidman and Associates, LLC, which is a hedge fund operated by Veteri Place Corporation, since February 2008. Mr. Hammer served on the Board of Directors of SBT Bancorp, Inc. and its banking subsidiary, Simsbury Bank, from January 2018 to October 2019. Previously, he was a member of the Advisory Board of Union Center National Bank, from 2009 to 2014. In addition to his positions of Portfolio Manager and Chief Compliance Officer of Veteri Place Corporation, since December 2018, Mr. Hammer has been an independent registered representative of Western International Securities, Inc., a national financial advisory firm serving institutional and individual clients. Mr. Hammer’s banking and financial experience are among his qualifications to serve as a director.

Joseph F. Kelly is currently President/Owner of J.M.J.M. Inc., a construction company, a position he has held since 1991. In addition, Mr. Kelly owns and manages several residential and commercial properties. Mr. Kelly has served on many homeowners and condominium association boards. He has worked in various capacities, including property management. He is also a licensed real estate builder owner salesperson. Mr. Kelly’s business experience, including experience with his construction company and as the owner/manager of residential and commercial properties, are among his qualifications to serve as a director.

John D. Behm is a Managing Principal of Cresa Global Inc., the world’s largest occupier-focused commercial real estate firm. Mr. Behm began working at Cresa in 1996 as co-founder and co-Managing Principal of its Philadelphia and Princeton offices. Mr. Behm has worked on a variety of commercial real estate matters at Cresa, including process management, real estate administration, planning, managing and negotiating leases, building sales/purchases, build-to-suit projects, land sales/purchases, and renewals and dispositions for end users of space on a local, national and international basis. Mr. Behm’s business experience and contacts in the local community are among his qualifications as a director.

Scott W. Froggatt is currently a Senior Vice President at Land Services USA, Inc., a large title insurance agency located in Philadelphia, a position he has held since May 2015. Previously, Mr. Froggatt was an Executive Vice President at Robert Chalphin Associates Inc., a title insurance agency and had worked for Robert Chalphin Associates since 1981. He has chaired and served on many committees for Pennsylvania Land Title Association, and has earned the designation of Associate Land Title Professional. Mr. Froggatt’s business and financial experience and contacts in the local community are among his qualifications to serve as a director.

Travis J. Thompson was appointed President and Chief Executive Officer of Huntingdon Valley Bank in January 2013 and Chairman of the Board in July 2016. He has been Chairman of the Board of HV Bancorp, Inc. from its inception. From 2006 through 2012, Mr. Thompson was an executive officer of Suburban Marble & Granite Inc., first as its Chief Operating Officer and later as its President. From 1998 to 2006, Mr. Thompson was an associate, shareholder and managing shareholder at the law firm of Liederbach, Hahn, Foy, VanBlunk & Thompson PC, which merged into the law firm of Stark & Stark. Mr. Thompson was solicitor to Huntingdon Valley Bank for most of this period and represented several other local community banks in the late 1990s and early 2000s. Mr. Thompson’s business and legal experience, as well as his long relationship with Huntingdon Valley Bank, are among his qualifications to serve as a director.

Executive Officers Who Are Not Directors

Joseph C. O’Neill, Jr. was appointed Executive Vice President and Chief Financial Officer on July 1, 2016. He was previously Senior Vice President and Chief Financial Officer of Huntingdon Valley Bank beginning in January 2010, and assumed the additional duties of Chief Operating Officer from January 2013 until June 2016. In his current position, Mr. O’Neill is responsible for Huntingdon Valley Bank’s finance, accounting and compliance, including policies and procedures, as well as coordination and maintenance of accounting and management reporting systems. Mr. O’Neill is also responsible for regulatory reporting, tax and cost accounting and Huntingdon Valley Bank’s investment portfolio. From 1999 to 2009, Mr. O’Neill held various positions with General Motors and General Motors Acceptance Corporation, including chief financial officer for General Motors’ wholly owned thrift subsidiary, vice president for financial reporting for GMAC Commercial Mortgage and divisional controller for GMAC Residential Mortgage.

Charles S. Hutt has been employed by Huntingdon Valley Bank since 2007. He was appointed Executive Vice President and Chief Credit Officer on July 1, 2016. Previously, he was Senior Vice President and Chief Credit Officer beginning in January 2013. Between 2007 and 2013, Mr. Hutt was Senior Vice President of Residential Lending at Huntingdon Valley Bank. Mr. Hutt is responsible for Huntingdon Valley Bank’s lending portfolio, as well as for retail loan originations and sales operations.

J. Chris Jacobsen was appointed Executive Vice President and Chief Operating Officer in June 2016. In his current position, Mr. Jacobsen is responsible for the retail branch network, information technology, deposit operations, marketing and human resources. Mr. Jacobsen has more than 25 years of banking experience, including serving as Senior Vice President/Retail Banking at Roxborough-Manayunk Bank from 2000 to 2003 when it was acquired by Citizens Bank. Following the acquisition, Mr. Jacobsen was appointed Senior Vice President/Business Strategy at Citizens Bank where he worked on mergers and acquisitions. In 2005, Mr. Jacobsen joined St. Edmond’s Federal Savings Bank and was appointed Executive Vice President and Chief Operating Officer, a position he held until 2012 when the bank was acquired by Beneficial Bank where Mr. Jacobsen subsequently served as Market Director prior to joining Huntingdon Valley Bank.

Hugh W. Connelly was appointed Executive Vice President, Business Banking of Huntingdon Valley Bank in February 2019. In his current position, Mr. Connelly and his team focus on business banking services for small to mid-sized businesses and entrepreneurs throughout the Greater Philadelphia area. Prior to joining Huntingdon Valley Bank, Mr. Connelly led Business Banking, Cash Management and SBA Lending as Market President for Univest Bank and Trust Co. Mr. Connelly was also the President of Univest Capital, Inc. a nationwide equipment finance company.  In 2015, Mr. Connelly led the development of a small business banking subscription product, which was recognized by Bank Director Magazine as one of the year’s top 5 Fin Tech innovations.  Mr. Connelly has earned the professional certifications of the Chartered Financial Analyst (CFA) and Certified Treasury Professional (CTP) as well as the Microfinance Certification jointly issued by the London based Microfinance Association and The University of Rome.

Barton Skurbe was appointed Executive Vice President and Director of Sales- Mortgage Division in December 2019.  Previously, Mr. Skurbe was Regional Sales Director- Mortgage Division beginning in December 2018. Mr. Skurbe joined Huntingdon Valley Bank in December 2018 from Univest Bank where he served as Executive Vice President & Director of Sales for over seven years. Mr. Skurbe has more than 25 years of experience in leading successful mortgage sales teams.

Derek P.B. Warden was appointed Executive Vice President and Chief Credit Officer in December 2019. Mr. Warden joined Huntingdon Valley Bank in December 2019 from Penn Community Bank where he had served as Executive Vice President and Chief Lending Officer for over nine years. Mr. Warden has more than 35 years in banking and possesses an extensive professional background in commercial lending, credit administration, with previous experience serving as both Credit Officer and Chief Lending Officer.

Board Independence

The board of directors has determined that each of our directors, with the exception of Chairman, President and Chief Executive Officer Travis J. Thompson, is “independent” as defined in the listing standards of the Nasdaq Stock Market.  Mr. Thompson is not independent because he is an executive officer of HV Bancorp, Inc.  In determining the independence of the other directors, the board of directors considered loans made to Director Asplundh and/or his related parties and loans made to Director Marino and/or his related parties.

Board Leadership Structure and Risk Oversight

The Board of Directors currently combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a lead independent director position to further strengthen the Company’s corporate governance structure. Scott W. Froggatt served as our lead independent director until January 2021. In January 2021, Robert J. Marino was appointed to serve as lead independent director by the Board of Directors.    The Board of Directors believes this provides an efficient and effective leadership model for HV Bancorp, Inc.  Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, and alignment on corporate strategy.  The Board of Directors believes its administration of its risk oversight function is enhanced by the Board’s leadership structure.  To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors after Board meetings, as needed, and the Compensation Committee conducts performance evaluations of the Chairman of the Board and Chief Executive Officer.

The Board of Directors is actively involved in oversight of risks that could affect HV Bancorp, Inc. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within HV Bancorp, Inc. as well as through internal and external audits.  Risks relating to the direct operations of Huntingdon Valley Bank are further overseen by the Board of Directors of Huntingdon Valley Bank, who are the same individuals who serve on the Board of Directors of HV Bancorp, Inc.  The Board of Directors of Huntingdon Valley Bank also has additional committees that conduct risk oversight separate from HV Bancorp, Inc. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis.

The Company during the year ended December 31, 2020 believes all filing requirements under Section 16(a) applicable to its directors and executive officers were met in a timely manner, with the exception of three unintentional late filings Form 4 for Travis J. Thompson for three transactions covering his change in ownership. No other executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports during the year ended December 31, 2020 on a timely basis.

Code of Ethics

HV Bancorp, Inc. has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on the Investor Relations link on our Internet website at www.myhvb.com. Amendments to and waivers from the Code of Ethics will also be disclosed on HV Bancorp, Inc.’s website.

Attendance at Annual Meetings of Stockholders

HV Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts.  All of the then current directors virtually attended our 2020 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: HV Bancorp, Inc., 2005 South Easton Road, Suite 304, Doylestown, Pennsylvania 18901, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed.  The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

The business of HV Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of HV Bancorp, Inc. are the Audit, Compensation, and Nominating and Corporate Governance Committees.

The Board of Directors of HV Bancorp, Inc. had 15 meetings during the year ended December 31, 2020.  No member Board of Directors of HV Bancorp, Inc. or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees on which he served (during the periods that he served).

Audit Committee.  The Audit Committee is comprised of Directors Behm (Chair), Kelly and Hammer, each of whom is “independent” in accordance with applicable SEC rules and Nasdaq listing standards.  The Audit Committee also serves as the audit committee of the board of directors of Huntingdon Valley Bank. The Board of Directors has determined that John D. Behm qualifies as an “audit committee financial expert” as defined under applicable SEC rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our Investor Relations link on our Internet website at www.myhvb.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of HV Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of HV Bancorp, Inc. met five times during the year ended December 31, 2020.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2020;
•

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

•

We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that HV Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

John D. Behm (Chair)

Joseph F. Kelly

Michael L. Hammer

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is comprised of Directors Behm (Chair), Froggatt, Kelly and Marino, each of whom is independent in accordance with Nasdaq listing standards.  The Nominating and Corporate Governance Committee also serves as the nominating committee of the board of directors of Huntingdon Valley Bank. The Nominating and Corporate Governance Committee operates under a written charter which is available on the Investor Relations link on our Internet website at www.myhvb.com.   The Nominating and Corporate Governance Committee of HV Bancorp, Inc. met twice during the year ended December 31, 2020.

The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among board members. However, the Nominating and Corporate Governance Committee seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Nominating and Corporate Governance Committee also seeks directors who can continue to strengthen Huntingdon Valley Bank’s position in its community and can assist Huntingdon Valley Bank with business development through business and other community contacts. The Nominating and Corporate Governance Committee considers the following criteria in evaluating and selecting candidates for nomination:

•	eligibility criteria in HV Bancorp, Inc.’s bylaws;
•	the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors;
•

the candidate’s relevant financial, regulatory and business experience and skills, including knowledge of the banking and financial services industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•	the candidate’s familiarity with the HV Bancorp, Inc.’s market areas, participation in local business, civic, or charitable organizations, and ties to local businesses;
•	the candidate’s personal and professional integrity, honesty and reputation;
•	the candidate’s ability to represent the best interests of HV Bancorp, Inc. and its stockholders, including potential for conflicts of interest with the candidate’s other endeavors;

•	the candidate’s ability to devote sufficient time and energy to perform his or her duties, including the ability to attend meetings;
•	whether or not the candidate would be independent under applicable SEC rules and Nasdaq listing standards for purposes of service on the Board of Directors or on any particular committee; and
•

any other factors that the Nominating and Corporate Governance Committee deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of HV Bancorp, Inc.’s stockholders, employees, customers and communities, the current composition and size of the Board of Directors, the balance of management and independent directors.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to HV Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended December 31, 2020, we did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

The Nominating and Corporate Governance Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 2005 South Easton Road, Suite 304, Doylestown, Pennsylvania 18901. In order for the Nominating and Corporate Governance Committee to consider a candidate suggested by a stockholder, the Secretary must receive a submission not less than 120 days prior to the anniversary date of the proxy statement relating to the prior year’s annual meeting of stockholders. The submission must include the following:

•

the name, address and contact information of the candidate, and the number of shares of HV Bancorp, Inc.’s common stock that are owned by the candidate (and appropriate evidence if the candidate is not a holder of record);

•	a statement of the candidate’s business and educational experience;
•	an affidavit that such person would not be disqualified under the provisions of Section 3.13 of HV Bancorp, Inc.’s Bylaws;
•	such other information regarding the candidate as would be required to be included in HV Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;
•	the candidate’s written consent to serve as a director;
•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;
•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•

the name and address of the stockholder, and the number of shares of HV Bancorp, Inc.’s common stock that are owned by such stockholder (and appropriate evidence if the stockholder is not a holder of record); and

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Submissions that are received and that satisfy the above requirements are forwarded to the Nominating and Corporate Governance Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

Compensation Committee.  The Compensation Committee is comprised of Directors Marino (Chair), Behm, Froggatt and Kelly, each of whom is independent in accordance with applicable Nasdaq listing standards.  No member of the Compensation Committee is a current or former officer or employee of HV Bancorp, Inc. or Huntingdon Valley Bank.  The Compensation Committee also serves as the compensation committee of the board of directors of Huntingdon Valley Bank.  The Compensation Committee of HV Bancorp, Inc. met one time during the year ended December 31, 2020.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee administers the HV Bancorp, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”) which was approved at the Special Meeting of Stockholders on June 13, 2018.  The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions. The Compensation Committee engaged Mosteller & Associates, a human resources professional services firm, during the year ended December 31, 2020 to assist with the evaluation of new equity incentive plan. The Compensation Committee considered the independence of Mosteller & Associates in light of SEC rules and Nasdaq corporate governance listing standards and concluded that the work performed by Mosteller & Associates and its consultants involved in the engagement did not raise any conflicts of interest and concluded that they were independent consultants to the Compensation Committee.

The Compensation Committee operates under a written charter which is available on the Investor Relations link on our Internet website at www.myhvb.com.  This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•	to attract, retain and motivate an experienced, competent executive management team;
•	to reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock;
•	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and
•	to maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers a number of factors in their decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of HV Bancorp, Inc.  The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation.  However, the Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Executive Officer Compensation

Summary Compensation Table.  The following table sets forth the total compensation paid to Travis J. Thompson, who served as principal executive officer of HV Bancorp, Inc. and the total compensation paid to our two other most highly compensated executive officers who earned total compensation in excess of $100,000 for the year ended December 31, 2020. As a result of our change in fiscal year from June 30 to December 31, this table includes compensation information for the transition period from July 1, 2019 to December 31, 2019, as well as fiscal year ended June 30, 2019. Each individual listed in the table below is referred to as a named executive officer.

	Summary Compensation Table
Name and principal position	Period	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($) (4)	Total ($)
Travis J. Thompson	Year Ended December 31, 2020	200,000	570,000	-	-	-	24,036	794,036
President and Chief Executive Officer	Six Month Ended December 31, 2019	100,000	50,000	-	-	-	5,048	155,048
	Year ended June 30, 2019	200,000	60,000	-	-	-	19,626	279,626

Charles S. Hutt	Year Ended December 31, 2020	188,558	-	-	-	228,541	10,157	427,256
Executive Vice President and Chief Operating Officer- Mortgage Division	Six Months Ended December 31, 2019	92,500	-	-	-	-	600	93,100
	Year ended June 30, 2019	185,000	-	-	-	115,327	7,450	307,777

Barton Skurbe, Executive Vice President and Director of Sales	Year Ended December 31, 2020	811,283	-	-	-	-	10,157	821,440

________________

(1)    Includes $626,283 in commissions earned on Mr. Skurbe’s production and overrides on his team’s production.

(2)    See “—Bonuses,” below, for a description of the amounts in this column.

(3)	See “Bonuses—Non-Equity Incentive Compensation,” below, for a description of the amount in this column.
(4)

The compensation represented by the amount for 2020 and 2019 set forth in the All Other Compensation column for the Name Executive Officers is detailed in the following table.  ESOP Allocations for the year ended December 31, 2020 were 293 shares for Mr. Thompson, 293 shares for Mr. Hutt and 293 for Mr. Skurbe valued with the ESOP value based on HV Bancorp, Inc.’s closing stock price as of December 31, 2020 of $17.17 per share. ESOP Allocations for the year ended June 30, 2019 were 467 shares for Mr. Thompson and 494 shares for Mr. Hutt. The ESOP value in the table below is based on HV Bancorp, Inc.’s closing stock price as of June 30, 2019 of $15.08 per share.

Other Compensation
	Period	ESOP Contributions	401(K) Matching Contribution (1)	Country Club Allowance	Insurance Premiums	Cell Phone Allowance	Total All Other Compensation
Travis J. Thompson	Year Ended December 31, 2020	$5,030	$3,687	$8,879	$5,000	$1,440	$24,036
	Six months ended December 31, 2019	-	-	4,448	-	600	5,048
	Year Ended June 30, 2019	7,042	-	7,467	5,117	-	19,626

Charles S. Hutt	Year Ended December 31, 2020	5,030	3,687	-	-	1,440	10,157
	Six months ended December 31, 2019	-	-	-	-	600	600
	Year Ended June 30, 2019	7,450	-	-	-	-	7,450

Barton Skurbe	Year Ended December 31, 2020	5,030	3,687	-	-	1,440	10,157

 (1)    The contributions were made in 2021 for the 2020 fiscal year. No contributions were made for 2019.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2020, for the named executive officers. The named executive officers did not exercise any stock options during the year ended December 31, 2020. All equity awards reflected in this table were granted pursuant to the 2018 Equity Incentive Plan, described below.

	Option Awards				Stock Awards
	Number of securities underlying options		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#) (2)	Market value of shares or units of stock that have not vested (#) (3)
Name	Exercisable (1)	Unexercisable (1)
Travis J. Thompson	15,000	35,000	14.80	6/13/2028	14,000	240,380
Barton Skurbe	-	-	-	-	-	-
Charles S. Hutt	7,500	17,500	14.80	6/13/2028	7,000	120,190

_________________________

(1)	Options vest in seven annual installments, with the first installment of 16% and the succeeding six equal annual installments of 14% commencing on June 13, 2018.
(2)	Stock awards vest in seven annual installments, with the first installment of 16% and the succeeding six equal annual installments of 14% commencing on June 13, 2018.
(3)	Based on the $17.17 per share trading price of HV Bancorp, Inc. common stock on December 31, 2020.

Employment Agreements

Huntingdon Valley Bank entered into individual employment agreements with Travis J. Thompson and Charles S. Hutt, each of which has an initial term of three years. Commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, the term of each agreement will renew for one year, unless written notice of non-renewal is provided by the board of directors at least 30 days prior to any anniversary date. Prior to each notice period for non-renewal, the disinterested members of the board of directors will conduct a comprehensive performance evaluation of each executive for purposes of determining whether to take action regarding non-renewal of his employment agreement.

The employment agreements provide a base salary for each of Messrs. Thompson and Hutt in the amounts of $200,000 and $185,000, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, each executive will be entitled to participate in any bonus program and benefit plan made available to senior management employees, and will be reimbursed for all reasonable business expenses incurred.

In the event of each executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of his resignation for “good reason,” (a “qualifying termination event”), the executive will receive a lump sum cash severance payment equal to the amount base salary that he would have earned had he remained employed for the duration of his “benefit period.” The benefit period for Mr. Thompson is 12 months or, if greater, the remaining term of his agreement as of his date of termination. For Mr. Hutt, his benefit period is for the lesser of 24 months or the remaining term of his agreement as of his date of termination, provided, however that such periods shall be no less than 12 months. In addition, each executive will be entitled to receive life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage maintained by Huntingdon Valley Bank for the aforementioned benefit period or, if earlier, until the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits. For purposes of the employment agreements, “good reason” is defined as: (1) a material reduction in base salary or benefits (other than reduction by Huntingdon Valley Bank that is part of a good faith, overall reduction of such benefits applicable to all employees); (2) a material reduction in the executive’s duties or responsibilities; (3) a relocation of the executive’s principal place of employment by more than 25 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; or (4) a material breach of the employment agreement by Huntingdon Valley Bank. In order to be entitled to the severance benefits set forth above, the executive will be required to enter into a release of claims against Huntingdon Valley Bank related to his employment.

If the executive’s qualifying termination event occurs on or after the effective date of a change in control of HV Bancorp, Inc. or Huntingdon Valley Bank, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to three times the executive’s highest annual rate of base salary and bonus paid, or earned, during the calendar year of the change in control or either of the two calendar years immediately preceding the change in control. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, Huntingdon Valley Bank (or its successor) will continue to provide the executive with life insurance and non-taxable medical and dental insurance coverage substantially comparable to the coverage provided to the executive immediately prior to his date of termination at no cost to the executive. Such continued coverage will cease upon the earlier of: (1) the date which is three years after the executive’s date of termination; or (2) the date on which the executive becomes a full-time employee of another employer and receives comparable health and welfare benefits.

In addition, if the executive dies while employed, the executive’s estate or beneficiary will be paid his base salary for one year following death, and his family will continue to receive non-taxable medical and dental coverage for one year after his death. The executive will not receive any additional compensation or benefits under his employment agreement in the event he becomes disabled.

Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to one-year non-com/petition and non-solicitation covenants.

Bonuses

Discretionary Bonuses. The Compensation Committee has the authority to award discretionary bonus payments to the named executive officers. While strict numerical formulas are not used to quantify the named executive officers’ bonus payments, both company-wide and individually-based performance objectives are used to determine bonus payments. Company-wide performance objectives focus on earnings, growth, expense control and asset quality, which are customary metrics used by similarly-situated financial institutions in measuring performance. Individually-based performance objectives are determined based on the individual’s responsibilities and contributions to our successful operation. Both the company-wide and individually-based performance objectives are evaluated by the Compensation Committee on an annual basis and also as a trend of performance measured over the prior three years. The Compensation Committee also takes into consideration outside factors that impact our performance, such as national and local economic conditions, the interest rate environment, regulatory mandates and the level of competition in our primary market area.

Based on the foregoing, for the year ended December 31, 2020, Mr. Thompson earned a bonus of $570,000 in recognition of his performance and effort.

Non-Equity Incentive Compensation. In connection with our strategy of selling long-term, conforming fixed rate residential mortgage loans in the secondary market, Huntingdon Valley Bank established a bonus pool based on achieving certain performance criteria, including revenue and operating income margin as well as loan quality and compliance with laws for the calendar year ended December 31, 2020. The bonus pool of $228,541 was paid to Mr. Hutt during the year ended December 31, 2020.

Benefit Plans

401(k) Plan. Huntingdon Valley Bank maintains the Huntingdon Valley Bank 401(k) Profit Sharing Plan and Trust (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan just like any other employee. Employees who are 21 or older and have completed two consecutive months of service are eligible to participate in the 401(k) Plan.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 96% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2020, the salary deferral contribution limit is $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500, for a total contribution of $26,000. In addition to salary deferral contributions, Huntingdon Valley Bank may make during the plan year: (1) a discretionary matching contribution to each participant’s account based on a percentage of the participant’s salary deferral contribution; and/or (2) a profit sharing contribution that would be allocated to each participant’s account pro-rata on the basis of each participant’s compensation relative to the aggregate compensation of all participants. For the year ended December 31, 2020, there was no profit sharing contribution to the 401(k) Plan. A participant is always 100% vested in his or her salary deferral contributions. However, a participant will vest in his or her employer contributions at a rate of 20% per year after the completion of two years of credited service, such that the participant will be 100% vested upon completion of six years of credited service. The 401(k) Plan permits a participant to direct the investment of his or her own account into various investment options offered, including HV Bancorp, Inc. common stock through the Stock Fund.

Generally, a participant (or participant’s beneficiary) may receive a distribution from his or her vested account beginning at retirement, age 59 1⁄2 (while employed with Huntingdon Valley Bank), death, disability or termination of employment, and elect for the distribution to be paid in the form of a lump sum payment or annuity or installment payments.

Employee Stock Ownership Plan.  Concurrent with the completion of the mutual-to-stock conversion of Huntingdon Valley Bank and initial public offering of HV Bancorp, Inc. (collectively, the “conversion”), Huntingdon Valley Bank adopted the Huntingdon Valley Bank Employee Stock Ownership Plan (the “ESOP”) for eligible employees. Eligible employees who have attained age 21 and are employed with Huntingdon Valley Bank as of January 11, 2017, began participation in the ESOP on the later of the effective date of the ESOP or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

On behalf of the ESOP, the ESOP trustee purchased 174,570 shares of HV Bancorp, Inc. common stock issued in the after-market following the completion of the conversion. The ESOP funded its stock purchase with a loan from HV Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Huntingdon Valley Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 20-year term of the loan. The initial interest rate for the ESOP loan was an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on January 11, 2017. Thereafter the interest rate will adjust annually and will be the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Each participant will vest in his or her benefit at a rate of 20% per year beginning in the second year, such that the participant will be fully vested upon completion of six years of credited service. However, each participant who was employed by Huntingdon Valley Bank prior to the offering will receive credit for vesting purposes for years of service prior to the adoption of the ESOP. A participant also will become fully vested automatically in his or her benefit upon normal retirement, death or disability, or termination of the ESOP. Generally, a participant will receive a distribution from the ESOP upon separation from service. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

2018 Equity Incentive Plan. On June 13, 2018, the stockholders of HV Bancorp, Inc. approved the 2018 Equity Incentive Plan which provides for the grant of stock based awards to its employees, directors and executive officers of HV Bancorp, Inc. and Huntingdon Valley Bank. The 2018 Equity Plan authorizes the issuance or delivery of up to 305,497 shares of HV Bancorp, Inc. common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards, restricted stock units; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 218,212 and the maximum number of shares of restricted stock awards or restricted stock units that may be granted is 87,285 shares.

The 2018 Equity Incentive Plan is administered by the members of HV Bancorp, Inc.’s Compensation Committee of the Board of Directors who are “Disinterested Board Members” as defined in the 2018 Equity Incentive Plan. The Compensation Committee has the authority and discretion to select the persons who will receive the awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the 2018 Equity Incentive Plan; and interpret the 2018 Equity Incentive Plan. The 2018 Equity Incentive Plan also permits the Compensation Committee to delegate all or any portion of its responsibilities and powers.

Our executive officers and outside directors are eligible to receive awards under the 2018 Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, restricted stock units, incentive stock options, and non-qualified stock options. The exercise price of stock options granted under the 2018 Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. Stock awards under 2018 Equity Incentive Plan will be granted only in whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in the award agreement.

The stock option and restricted stock awards granted to named executive officers will vest over a seven-year period, with 16 percent becoming vested after the completion of one year of service following the date of grant and then 14 percent becoming vested each year of continued service thereafter for the next six years. Notwithstanding the foregoing, these awards would vest upon death, disability or involuntary termination of employment following a change in control. The time-based component of the awards serves as a retention tool for the named executive officers, and the stock options are viewed by the Compensation Committee as performance-based because value is only realized if there is stock price appreciation over the term of the options.

At December 31, 2020, 497 shares of HV Bancorp, Inc. common stock were available for awards under the 2018 Equity Stock Incentive Plan.

Director Compensation

The following table sets forth for the year ended December 31, 2020, certain information as to the total remuneration we paid to our directors other than Travis J. Thompson.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(1)	Total
Carl Hj. Asplundh III	21,850	-	-	-	21,850
Joseph F. Kelly	27,200	-	-	-	27,200
John D. Behm	26,650	-	-	-	26,650
Michael L. Hammer	7,500	-	-	-	7,500
Scott W. Froggatt	25,450	-	-	-	25,450
Robert J. Marino	26,150	-	-	-	26,150

_______________________

(1)	No director received perquisites or personal benefits that, in the aggregate, were greater than or equal to $10,000 in the year ended December 31, 2020.

During the year ended December 31, 2020, each director of Huntingdon Valley Bank was paid an annual retainer fee of $5,000. Additionally, each director was paid $1,500 per meeting attended, a fee for his service on a committee in the amount of $350 for each committee meeting attended and the chairman of such committee was paid $450 for each committee meeting attended.  For the year ended December 31, 2020, each person who served as a director of HV Bancorp, Inc. also served as a director of Huntingdon Valley Bank and earned director and committee fees only in his or her capacity as a board or committee member of Huntingdon Valley Bank. Mr. Thompson received no director compensation for his service on the board of directors.

2018 Equity Incentive Plan. Our directors are eligible to participate in the 2018 Equity Incentive Plan. However, no grants were awarded in 2020. The 2018 Equity Incentive Plan is described under “Benefit Plans—2018 Equity Incentive Plan” above.

Transactions with Certain Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Huntingdon Valley Bank, to their executive officers and directors in compliance with federal banking regulations.

The aggregate outstanding amount of our loans to our executive officers, directors and their related parties was $2.0 million at December 31, 2020. At December 31, 2020, all of our loans to directors, executive officers and their related parties were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Huntingdon Valley Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.  These loans were performing according to their original terms at December 31, 2020, and were made in compliance with federal banking regulations.

Additionally, any transactions that would be required to be reported must be reviewed by our audit committee or another independent body of the board of directors.  Any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no more favorable than those that would be available to us from an unrelated third party through an arms-length transaction.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has approved the engagement of S.R. Snodgrass, P.C. to be our independent registered public accounting firm for the year ending December 31, 2021, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of S.R. Snodgrass, P.C. for the year ending December 31, 2021. S.R. Snodgrass, P.C. served as our independent registered public accounting firm for the year ended December 31, 2020, for the transition period from July 1, 2019 to December 31, 2019 and for the year ended June 30, 2019. A representative of S.R. Snodgrass, P.C. is expected to attend the virtual annual meeting to respond to appropriate questions and to make a statement if they so desire.

Even if the engagement of S.R. Snodgrass, P.C. is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of HV Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered for the year ended December 31, 2020, the transition period from July 1, 2019 to December 31, 2019 and for the fiscal year ended June 30, 2019, respectively.

	Year Ended December 31, 2020	July 1, 2019- December 31, 2019	Year Ended June 30, 2019
Audit Fees	$83,511	$65,716	$84,192
Audit-Related Fees	$-	$-	$50,000
Tax Fees	$16,825	$8,000	$11,410
All Other Fees	$-	$7,205	$2,000

Audit Fees.  The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements, review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided in connection with our engagement. For the year ended December 31, 2020 and for the transition period July 1, 2019 to December 31, 2019, audit fees were $83,511 and $65,716. For the year ended June 30, 2019, audit fees were $84,192 billed by S.R. Snodgrass, P.C.

Audit Related Fees. There were no audit related fees during the year ended December 31, 2020 and the transition period July 1, 2019 to December 31, 2019. During the year ended June 30, 2019, audit-related fees consisting of $50,000 were billed by BDO USA, LLP for services related to issuance of its consent for the inclusion of the report of independent registered public accounting firm in the 10-K for year ended June 30, 2018.

Tax Fees.  The aggregate fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance by S.R. Snodgrass, P.C were $16,825 for the year ended December 31, 2020, $8,000 during the transition period July 1, 2019 to December 31, 2019, and $11,410 during the year ended June 30, 2019.

All Other Fees.  There were no other fees billed during the year ended December 31, 2020, $7,205 was billed during the transition period July 1, 2019 to December 31, 2019 and $2,000 billed during the year ended June 30, 2019 by S.R. Snodgrass, respectively. All other fees billed related to services performed for information security attack and penetration testing.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered was compatible with maintaining the independence of S.R.

Snodgrass, P.C.  The Audit Committee concluded that performing such services did not affect the independence of S.R. Snodgrass, P.C. in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services.  The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  The audit-related fees and all other fees described above were approved as part of our engagement of S.R. Snodgrass, P.C.

The Board of Directors recommends a vote “FOR” the ratification of S.R. Snodgrass, P.C. as independent registered public accounting firm for the year ending December 31, 2021.

PROPOSAL III — APPROVAL OF THE HV BANCORP, INC.

2021 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the HV Bancorp, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”). The Board of Directors and the Compensation Committee believe that the adoption of the 2021 Equity Incentive Plan is in the best interests of HV Bancorp, Inc. and its stockholders as such plan will provide Huntingdon Valley Bank with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of HV Bancorp, Inc.’s stockholders through the ownership of additional common stock of HV Bancorp, Inc.

Why We Are Seeking Approval of the 2021 Equity Incentive Plan

Many companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The 2021 Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the performance of our common stock. In addition, the 2021 Equity Incentive Plan is intended to further align the interests of our directors and management with the interests of our stockholders by potentially increasing the ownership interests of directors and officers in the common stock of HV Bancorp, Inc. The Board and the Compensation Committee has considered current practices of financial institutions in our marketplace related to equity plan design and equity grant practices. The Company has also evaluated its strategic plan and believes that the 2021 Equity Incentive Plan is appropriately designed to allow us to meet our objectives.

We also sponsor the HV Bancorp, Inc. 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”). As of December 31, 2020 (the latest practicable date before the printing of this proxy statement), 212 shares of Company common stock remained available for grant as stock options and 285 shares of remained available for grant as restricted stock under the 2018 Equity Incentive Plan. As of December 31, 2020, 216,400 stock options were outstanding and 62,860 unvested shares of restricted stock were outstanding. Given the nominal amount of shares that currently remain available for grant under the 2018 Equity Incentive Plan, the Company is seeking stockholder approval for the 2021 Equity Incentive Plan.

Highlights of the 2021 Equity Incentive Plan

•

Share Reserve and Terms Generally Consistent with Industry Standards. In determining the size and terms of the 2021 Equity Incentive Plan, the Board and Compensation Committee considered a number of factors, including industry practices. In this regard (and as described below), the maximum number of shares of Company common stock available for delivery under the 2021 Equity Incentive Plan is 175,000.

•

Minimum Vesting Periods for Awards. Subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2021 Equity Incentive Plan requires that awards may not vest more rapidly than in equal installments over a period of three years, with the initial installment vesting no earlier than the one-year anniversary of the date of grant.

•

Limits on Grants to Directors and Employees. The maximum number of shares of common stock, in the aggregate, that may be delivered to any one non-employee director pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units under the 2021 Equity Incentive Plan is 5% (30% in the aggregate for all non-employee directors) of the shares available for grant or award, respectively. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock awards or restricted stock units is 20% of the shares available for grant or award, respectively, under the 2021 Equity Incentive Plan.

•

Share Counting. The 2021 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•	No Repricing. The 2021 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

•

No Single-Trigger Vesting of Time-Based Awards. The 2021 Equity Incentive Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason).

General

The following is a summary of the material features of the 2021 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2021 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2021 Equity Incentive Plan, the terms of the 2021 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2021 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 175,000 shares of Company common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock units.

The 2021 Equity Incentive Plan will be administered by the members of the Compensation Committee who are “Disinterested Board Members,” as defined in the 2021 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2021 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2021 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2021 Equity Incentive Plan and any award agreement. The 2021 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan or accelerating the vesting requirements applicable to an award as a result of or in connection with a change in control, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee or director of HV Bancorp, Inc. or any subsidiary is eligible to receive awards under the 2021 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2021 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-qualified stock options, restricted stock awards, restricted stock units or any combination thereof, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2021 Equity Incentive Plan means the closing sales price of HV Bancorp, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if HV Bancorp, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which HV Bancorp, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Compensation Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Compensation Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2021 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee as set forth in the 2021 Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Compensation Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Compensation Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. Restricted stock units are similar to restricted stock awards in that the value of a restricted stock unit is denominated in shares of stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. The limitation on the number of restricted stock awards available described in the paragraph above is also applicable to restricted stock units.

Limitations on Awards Under the 2021 Equity Incentive Plan

The following limits apply to awards under the 2021 Equity Incentive Plan:

•

The maximum number of shares of common stock available for awards under the 2021 Equity Incentive Plan is 175,000 shares, all of which may be issued pursuant to the exercise of stock options, restricted stock awards or restricted stock units.

•	No employee participant may receive more than 20%, or 35,000 shares, of the awards available under the 2021 Equity Incentive Plan, all of which, may be granted during any calendar year.
•	No non-employee participant may receive more than 5%, or 8,750 shares, of the awards available under the 2021 Equity Incentive Plan, all of which, may be granted during any calendar year.
•	The maximum number of shares of common stock that may be awarded to non-employee directors under the plan is 52,500 shares or 30% of the shares available under the 2021 Equity Incentive Plan.

In the event of a corporate transaction involving the stock of HV Bancorp, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards or restricted stock units, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and restricted stock units, and the exercise price of stock options.

In addition, the Compensation Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock awards and restricted stock units.

Prohibition Against Repricing of Options. The 2021 Equity Incentive Plan provides that neither the Compensation Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted.

Prohibition on Transfer. Generally, all awards, except non-qualified stock options, granted under the 2021 Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, non-qualified stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2021 Equity Incentive Plan upon the participant’s death.

Performance Measures

The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Compensation Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; any other measure determined by the Compensation Committee or any combination of the foregoing performance measures.

Performance measures may be based on the performance of HV Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of HV Bancorp, Inc. or a subsidiary, may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. The Compensation Committee has determined that the awards described below will only be subject to a time-based vesting condition and no specific performance measures.

Vesting of Awards

The Compensation Committee will specify the vesting schedule or conditions of each award. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, awards under the 2021 Equity Incentive Plan, other than performance awards, must be granted with a vesting rate not exceeding 20% per year. If the vesting of an award under the 2021 Equity Incentive Plan is conditioned on the completion of a specified period of service with HV Bancorp, Inc. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. Notwithstanding anything to the contrary in the 2021 Equity Incentive Plan, awards under the plan may not vest more rapidly than in equal installments over a period of three years, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Compensation Committee, including due to retirement.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination following a change in control. At the time of an involuntary termination of employment or service following a change in control, all awards of restricted stock and restricted stock units will become fully earned and vested immediately. In the event of a change in control, any performance measure attached to a performance award under the 2021 Equity Incentive Plan will be deemed satisfied at the “target” level as of the date of the change in control, unless data supports and the Compensation Committee certifies that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case, the performance award will vest at such higher level.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2021 Equity Incentive Plan or any award granted under the 2021 Equity Incentive Plan, provided that, except as provided in the 2021 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2021 Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2021 Equity Incentive Plan (other than as provided in the 2021 Equity Incentive Plan), or materially modify the requirements for participation in the 2021 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2021 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2021 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2021 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of HV Bancorp, Inc.

Duration of Plan

The 2021 Equity Incentive Plan will become effective upon approval by the stockholders at this meeting. The 2021 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2021 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2021 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2021 Equity Incentive Plan. However, any termination of the 2021 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2021 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and HV Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of HV Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and HV Bancorp, Inc., Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and HV Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and HV Bancorp, Inc. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. HV Bancorp, Inc. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not trigger adverse accounting consequences.

Change in Control. Any acceleration of the vesting or payment of awards under the 2021 Equity Incentive Plan in the event of a change in control or termination of employment or service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by HV Bancorp, Inc. related to the awards.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our chief executive officer and other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2021 Equity Incentive Plan will be counted toward the $1.0 million limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2021 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2021 Equity Incentive Plan. HV Bancorp, Inc. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

  Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, HV Bancorp, Inc. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board has adopted the 2021 Equity Incentive Plan, contingent upon stockholder approval. If the 2021 Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Clawback Policy

The 2021 Equity Incentive Plan provides that if HV Bancorp, Inc. is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse HV Bancorp, Inc. with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2021 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors.

Required Vote and Recommendation of the Board

In order to approve the 2021 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast, either in person virtually or by proxy, at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for our 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at HV Bancorp, Inc.’s executive office, 2005 South Easton Road, Suite 304, Doylestown, Pennsylvania 18901, no later than December 16, 2021.  If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to be considered at our 2022 Annual Meeting of Stockholders, but not included in proxy materials, a stockholder nomination for director or proposal to take action at such meeting must be received by the Secretary of HV Bancorp, Inc. at the principal executive office of HV Bancorp, Inc. by no later than the close of business on the 110th day prior to the anniversary date of the preceding year’s annual meeting and not earlier than the close of business on the 120th day prior to the anniversary date of the preceding year’s annual meeting; provided, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, such written notice shall be timely if delivered or mailed to and received by the Secretary of HV Bancorp, Inc. at the principal executive office of HV Bancorp, Inc. not later than the tenth day following the day on which public disclosure of the date of such meeting is first made.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the books of HV Bancorp, Inc. and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

A notice with respect to director nominations must include (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of HV Bancorp, Inc.; (ii) an affidavit that such person would not be disqualified under the provisions of Section 3.13 of our bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on HV Bancorp, Inc.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of HV Bancorp, Inc. which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by HV Bancorp, Inc. HV Bancorp, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of HV Bancorp, Inc. may solicit proxies personally or by telephone without additional compensation. Our 2020 Annual Report to Stockholders has been mailed to all stockholders of record as of March 31, 2021.  Any stockholder may obtain a copy of the Annual Report on Form 10-K through our website, by calling us or writing us at the address below.  Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

Investor Relations
HV Bancorp, Inc.
2005 South Easton Road, Suite 304
Doylestown, Pennsylvania 18901
Phone:(267) 280-4000
www.myhvb.com

BY ORDER OF THE BOARD OF DIRECTORS
Janice Garner Corporate Secretary

Doylestown, Pennsylvania

April 15, 2021

Appendix A

HV BANCORP, INC.

2021 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section  1.1 Purpose, Effective Date and Term. The purpose of the HV Bancorp, Inc. 2021 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of HV Bancorp, Inc. (the “Company”), and its Subsidiaries, including Huntingdon Valley Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section  1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section  1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section  1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2—AWARDS

Section  2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii) to a non-employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with HV Bancorp, Inc. dated [Date], made pursuant to the terms of the HV Bancorp, Inc. 2021 Equity Incentive Plan, copies of which are on file at the executive offices of HV Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participants. Notwithstanding the foregoing, unless the Committee determines otherwise, no dividends shall be distributed with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Based on the foregoing, if the distribution of cash dividends declared with respect to shares of Stock subject to the Restricted Stock Awards are delayed, the cash dividends declared will be deferred and distributed to the Participants within two and one-half months following the date on which the Restricted Stock Award vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section  2.4 Restricted Stock Units .

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section  2.5 Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award may be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures.

(a) Performance Measures. The performance measures may be based on any one or more of the following:

(i) book value or tangible book value per share;

(ii) basic earnings per share;

(iii) basic cash earnings per share;

(iv) diluted earnings per share;

(v) diluted cash earnings per share;

(vi) return on equity;

(vii) net income or net income before taxes;

(viii) cash earnings;

(ix) net interest income;

(x) non-interest income;

(xi) non-interest expense to average assets ratio;

(xii) cash general and administrative expense to average assets ratio;

(xiii) efficiency ratio;

(xiv) cash efficiency ratio;

(xv) return on average assets;

(xvi) cash return on average assets;

(xvii) return on average stockholders’ equity;

(xviii) cash return on average stockholders’ equity;

(xix) return on average tangible stockholders’ equity;

(xx) cash return on average tangible stockholders’ equity;

(xxi) core earnings;

(xxii) operating income;

(xxiii) operating efficiency ratio;

(xxiv) net interest rate margin or net interest rate spread;

(xxv) growth in assets, loans, or deposits;

(xxvi) loan production volume;

(xxvii) non-performing loans;

(xxviii) cash flow;

(xxix) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxx) Any other measure determined by the Committee; or

(xxxi) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and

Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section  2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year. Notwithstanding the foregoing sentence, Awards under the Plan shall not vest more rapidly than in equal installments over a period of three years, with the initial installment vesting no earlier than the one-year anniversary of the date of grant, unless accelerated pursuant to the terms of the Plan due to death, Disability or Involuntary Termination following a Change in Control. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control).

Section  2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section  2.8 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section  2.9. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3—SHARES SUBJECT TO PLAN

Section  3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section  3.2 Share Limitations .

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to one hundred seventy-five thousand (175,000) shares of Stock, all of which are eligible to be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) and any or all of which are eligible to be awarded as Restricted Stock Awards or Restricted Stock Units. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section  3.3 Limitations on Grants to Individuals; Initial Grants Employees and Directors .

(a) Employees . The maximum number of shares of Stock, in the aggregate, that may be subject to Awards granted to any one Employee Participant under the Plan shall be thirty-five thousand (35,000) shares, all of which may be granted during any calendar year.

(b) Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Awards granted to any one individual non-employee Director under the Plan shall be eight thousand seven hundred fifty (8,750) shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than fifty-two thousand five hundred (52,500) shares, all of which may be granted during any calendar year.

(e) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section  3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “ Underwater Stock Option ”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section  3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4—CHANGE IN CONTROL

Section  4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b) At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) and Restricted Stock Units described in Section 2.1(c) shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section  4.2 Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5—COMMITTEE

Section  5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section  5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the minimum vesting requirements pursuant to Section 2.6 (except to the extent permitted pursuant to Section 2.6 hereof), or accelerate the vesting requirements applicable to an Award as a result of or in connection with a Change in Control (except to the extent permitted pursuant to Section 4.1 hereof).

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f) The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “ Blackout Period ”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section  5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section  5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section  5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6—AMENDMENT AND TERMINATION

Section  6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section  6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7—GENERAL TERMS

Section  7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section  7.2 Transferability. ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be in the same manner as set forth above for ISOs.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section  7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“ Beneficiary Designation ”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section  7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section  7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section  7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section  7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section  7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements or up to such Participant’s highest marginal tax rate.

Section  7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section  7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section  7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section  7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section  7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Pennsylvania, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section  7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section  7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section  7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section  7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

Section  7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section  7.19 Regulatory Requirements.

(a) The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

(b) The Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation, as applicable, shall have the authority to direct the Company to require Participants to exercise or forfeit their Stock Options.

ARTICLE 8—DEFINED TERMS; CONSTRUCTION

Section  8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board will likely cause substantial financial harm or substantial injury to the reputation of the Bank, willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Bank, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Director” means a member of the Board of Directors of the Company or a Subsidiary. A “Director Emeritus” shall mean a former member of the Board of Directors of the Company or a Subsidiary but who continues to be associated with the Company or a Subsidiary as an adviser.

(k) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(l) “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Code Section 162(m), Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(m) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(n) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(s) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(t) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(u) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(v) “ISO” has the meaning ascribed to it in Section 2.1(a).

(w) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(x) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(y) “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(z) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(aa) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(bb) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(cc) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a Director Emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(dd) “SEC” means the United States Securities and Exchange Commission.

(ee) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ff) “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a Director Emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(gg) “Stock” means the common stock of the Company, $0.01 par value per share.

(hh) “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ii) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(jj) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “ Separation from Service ” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director, Director Emeritus or advisory director.

(kk) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section  8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

P.O. BOX 8016, CARY, NC 27512-9903  INTERNET  Go To: www.proxypush.com/HVBC   •  Cast your vote online  •  Have your Proxy Card ready  •  Follow the simple instructions to record your vote  PHONE Call 1-866-859-2443   •  Use any touch-tone telephone  •  Have your Proxy Card ready  •  Follow the simple recorded instructions  MAIL   •  Mark, sign and date your Proxy Card  •  Fold and return your Proxy Card in the postage-paid  envelope provided  HV Bancorp, Inc.   Annual Meeting of Stockholders   For Stockholders as of record on March 31, 2021   TIME: Wednesday, May 19, 2021 11:00 AM, Local Time  PLACE: Annual Meeting to be held live via the Internet  Please visit www.proxydocs.com/HVBC for more details.   This proxy is being solicited on behalf of the Board of Directors   The undersigned hereby appoints John D. Behm, Scott W. Froggatt and Joseph F. Kelly, and each or either of them, as the true and lawful attorneys of  the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of HV  Bancorp, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other  matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in  their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED  IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein.  In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or  postponement thereof.   You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in  accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return  this card.   PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

HV Bancorp, Inc.

Annual Meeting of Stockholders

Please make your marks like this: [X] Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	1.01 Carl Hj. Asplundh III	☐	☐		FOR
	1.02 Robert J. Marino	☐	☐		FOR
	1.03 Michael L. Hammer	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	The ratification of the appointment of S.R. Snodgrass, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐	FOR
3.	The approval of the HV Bancorp, Inc. 2021 Equity Incentive Plan.	☐	☐	☐	FOR

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

FOR FOR  FOR  FOR    FOR  FOR    Signature (if held jointly)   You must register to attend the meeting online and/or participate at www.proxydocs.com/HVBC Authorized Signatures - Must be completed for your instructions to be executed Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

P.O. BOX 8016, CARY, NC 27512-9903  INTERNET  Go To: www.proxypush.com/HVBC   •  Cast your vote online  •  Have your Instruction Form ready  •  Follow the simple instructions to record your vote  PHONE Call 1-866-859-2443   •  Use any touch-tone telephone  •  Have your Instruction Form ready  •  Follow the simple recorded instructions  MAIL   •  Mark, sign and date your Instruction Form  •  Fold and return your Instruction Form in the  postage-paid envelope provided  All votes for 401(k) participants must be received by 11:59 P.M., Local Time, May 16, 2021.   HV Bancorp, Inc.   Annual Meeting of Stockholders   For Stockholders as of record on March 31, 2021   TIME: Wednesday, May 19, 2021 11:00 AM, Local Time  PLACE: Annual Meeting to be held live via the Internet  Please visit www.proxydocs.com/HVBC for more details.   This proxy is being solicited on behalf of the Board of Directors   The undersigned hereby instructs the Trustee of Huntingdon Valley Bank 401(k) Profit Sharing Plan (the "Plan") to vote all the shares of capital stock of  HV Bancorp, Inc. allocated to the account of the under signed in the Plan as indicated on the reverse side at the annual meeting and upon such other  matters as may be properly brought before the meeting or any adjournment thereof, and to vote in its discretion on such other matters as may properly  come before the meeting and revoking any instructions heretofore given.   THE SHARES REPRESENTED BY THIS INSTRUCTION FORM WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL  BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. THIS SIGNED AND DATED VOTING INSTRUCTION FORM WILL  BE VOTED BY THE TRUSTEE AS DIRECTED, BUT IF YOU DO NOT TIMELY RETURN THIS VOTING INSTRUCTION FORM, IF YOUR  INSTRUCTIONS ARE NOT PROPERLY COMPLETED, OR IF YOU ABSTAIN FROM VOTING, THE SHARES ALLOCATED TO YOUR PLAN  ACCOUNT WILL BE VOTED BY THE TRUSTEE ON EACH OF THE MATTERS PRESENTED IN THE SAME PROPORTION AS THE TRUSTEE  VOTES THE ALLOCATED SHARES FOR WHICH IT TIMELY RECEIVED VOTING INSTRUCTIONS FROM ALL PLAN PARTICIPANTS, SUBJECT TO  THE FIDUCIARY DUTY OF THE TRUSTEE. This instruction form, when properly executed, will be voted in the manner directed herein. In their  discretion, the Trustee is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement  thereof.   You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in  accordance with the Board of Directors’ recommendation.   PLEASE BE SURE TO SIGN AND DATE THIS INSTRUCTION CARD AND MARK ON THE REVERSE SIDE

HV Bancorp, Inc.

Annual Meeting of Stockholders

Please make your marks like this: [X] Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	1.01 Carl Hj. Asplundh III	☐	☐		FOR
	1.02 Robert J. Marino	☐	☐		FOR
	1.03 Michael L. Hammer	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	The ratification of the appointment of S.R. Snodgrass, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐	FOR
3.	The approval of the HV Bancorp, Inc. 2021 Equity Incentive Plan.	☐	☐	☐	FOR

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

FOR FOR  FOR  FOR    FOR  FOR    Signature (if held jointly) You must register to attend the meeting online and/or participate at www.proxydocs.com/HVBC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

P.O. BOX 8016, CARY, NC 27512-9903  INTERNET  Go To: www.proxypush.com/HVBC   •  Cast your vote online  •  Have your Instruction Form ready  •  Follow the simple instructions to record your vote  PHONE Call 1-866-859-2443   •  Use any touch-tone telephone  •  Have your Instruction Form ready  •  Follow the simple recorded instructions  MAIL   •  Mark, sign and date your Instruction Form  •  Fold and return your Instruction Form in the  postage-paid envelope provided  All votes for ESOP participants must be received by 11:59 P.M., Local Time, May 16, 2021.   HV Bancorp, Inc.   Annual Meeting of Stockholders   For Stockholders as of record on March 31, 2021   TIME: Wednesday, May 19, 2021 11:00 AM, Local Time  PLACE: Annual Meeting to be held live via the Internet  Please visit www.proxydocs.com/HVBC for more details.   This proxy is being solicited on behalf of the Board of Directors   The undersigned hereby instructs the Trustee of Huntingdon Valley Bank Employee Stock Ownership Plan ("ESOP") to vote all the shares of capital  stock of HV Bancorp, Inc. allocated to the account of the under signed in the ESOP as indicated on the reverse side at the annual meeting and upon  such other matters as may be properly brought before the meeting or any adjournment thereof, and to vote in its discretion on such other matters as  may properly come before the meeting and revoking any instructions heretofore given.   THE SHARES REPRESENTED BY THIS INSTRUCTION FORM WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL  BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. THIS SIGNED AND DATED VOTING INSTRUCTION FORM WILL  BE VOTED BY THE TRUSTEE AS DIRECTED, BUT IF YOU DO NOT TIMELY RETURN THIS VOTING INSTRUCTION FORM, IF YOUR  INSTRUCTIONS ARE NOT PROPERLY COMPLETED, OR IF YOU ABSTAIN FROM VOTING, THE SHARES ALLOCATED TO YOUR ESOP  ACCOUNT WILL BE VOTED BY THE ESOP TRUSTEE ON EACH OF THE MATTERS PRESENTED IN THE SAME PROPORTION AS THE ESOP  TRUSTEE VOTES THE ALLOCATED SHARES FOR WHICH IT TIMELY RECEIVED VOTING INSTRUCTIONS FROM ALL ESOP PARTICIPANTS,  SUBJECT TO THE FIDUCIARY DUTY OF THE TRUSTEE. This instruction form, when properly executed, will be voted in the manner directed herein.  In their discretion, the Trustee is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or  postponement thereof.   You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in  accordance with the Board of Directors’ recommendation.   PLEASE BE SURE TO SIGN AND DATE THIS INSTRUCTION CARD AND MARK ON THE REVERSE SIDE

FOR FOR  FOR  FOR    FOR  FOR    Signature (if held jointly) You must register to attend the meeting online and/or participate at www.proxydocs.com/HVBC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form .